Capital Structure of CRLP Issuances of Common Units (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Schedule of New Equity Issued
Stock issued during period, shares, new issues	8,416,846		10,393,874
Consideration for common shares issued through at-the-market equity offering program	$ 163,686	[1]	$ 156,174	[1]
Weighted average price per common share issued	$ 19.80		$ 15.24
Common units issued	8,416,846		10,393,874
Weighted average price per common unit	$ 19.80		$ 15.24

[1]	Amounts are shown net of underwriting discounts, but excludes $0.3 million of one-time administrative expenses paid by the Company during each of the years ended December 31, 2011 and 2010.